Exhibit 99.1

EXECUTION VERSION

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of February 7, 2021, by and among Cubic Corporation, a Delaware corporation (the “Company”), and each person identified on Exhibit A attached hereto (collectively, the “Stockholders” and each a “Stockholder”).

WITNESSETH:

WHEREAS, Atlas CC Acquisition Corp., a Delaware corporation (“Parent”), Atlas Merger Sub Inc., a Delaware corporation and wholly owned Subsidiary of Parent (“Sub”), and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented or modified from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Sub with and into the Company, with the Company continuing as the surviving company of such merger (the “Merger”), pursuant to which each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, other than Excluded Shares, will automatically be converted into the right to receive the consideration set forth in the Merger Agreement, subject to the terms and conditions set forth therein.

WHEREAS, as of the date hereof, each Stockholder has Beneficial Ownership of the number of Shares set forth opposite such Stockholder’s name on Exhibit A attached hereto.

WHEREAS, as a condition and inducement to the willingness of the Company to enter into the Merger Agreement, each Stockholder (in such Stockholder’s capacity as such) has agreed to enter into this Agreement.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1.          Certain Definitions. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(a)	“affiliate” shall mean, with respect to any person, any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the first-mentioned person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a person, whether through the ownership of securities or partnership interests, by contract or otherwise.

(b)	“Beneficial Ownership” shall mean “beneficial ownership” as defined in Rule 13d-3 adopted by the SEC under the Exchange Act. The terms “beneficially own”, “beneficially owned” and “beneficial owner” shall have a correlative meaning.

(c)	“Confidentiality Agreement” shall mean that certain Letter Agreement, dated October 10, 2020, by and between the Company and Elliott Investment Management L.P.

(d)	“Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger shall become consummated in accordance with the terms and provisions of the Merger Agreement, (ii) the valid termination of the Merger Agreement in accordance with Article VII of the Merger Agreement and (iii) the termination of this Agreement by the mutual written consent of the parties.

(e)	“person” shall mean an individual, corporation, partnership, limited partnership, limited liability partnership, limited liability company, joint venture, association, trust, unincorporated organization, Governmental Entity or other entity (including any person as defined in Section 13(d)(3) of the Exchange Act).

(f)	“Shares” shall mean, with respect to any Stockholder, (i) all shares of Company Common Stock of which such Stockholder has record ownership or Beneficial Ownership as of the date hereof, (ii) all rights, warrants or options to acquire, and securities convertible into or exchangeable for shares of, Company Common Stock of which such Stockholder has record ownership or Beneficial Ownership as of the date hereof, and (iii) all additional shares of Company Common Stock (and all additional rights, warrants or options to acquire, and securities convertible into or exchangeable for shares of, Company Common Stock) of which such Stockholder acquires record ownership or Beneficial Ownership after the date of this Agreement through the Expiration Date (in all cases, solely to the extent permitted by the Confidentiality Agreement), including, without limitation, upon any recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, distribution, split-up or combination of the securities of the Company or upon any other change in the Company’s capital structure; provided, however, “Shares” shall exclude any cash-settled swap instruments to which a Stockholder does not have the right to control or direct the voting of the underlying shares of Company Common Stock.

(g)	“Transfer” shall mean, with respect to a Share, to directly or indirectly (i) sell, pledge, encumber (other than Permitted Encumbrances), exchange, assign, grant an option with respect to, transfer, tender or otherwise dispose of such Share or any interest in such Share (including by merger, by testamentary disposition, by gift, by operation of Law or otherwise), (ii) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent or execute any written consent in or with respect to any or all of the Shares that is inconsistent with this Agreement (other than any written consent executed in accordance with this Agreement), (iii) create or permit to exist any Liens, other than Liens (x) arising under or imposed by applicable Law or pursuant to this Agreement, the Merger Agreement (or the Transactions) or any Permitted Transfers or (y) that are not material to the Stockholders’ performance of their respective obligations under this Agreement ((x) and (y), together, the “Permitted Encumbrances”), (iv) deposit any Shares into a voting trust or enter into a voting agreement or arrangement or understanding that is inconsistent with this Agreement, or (v) agree or commit (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i) through (iv).

2.            Transfer Restrictions.

(a)	From the date hereof until the Expiration Date, no Stockholder shall Transfer (or cause or permit the Transfer of) any of the Shares, or enter into any Contract or agreement relating thereto, except (i) with the Company’s prior written consent and in the Company’s sole discretion, (ii) Transfers between the Stockholders or entities under their control and Transfers between accounts holding the Shares or new accounts established and actually held and controlled by the Stockholders (so long as, for the avoidance of doubt, such Transfers do not reduce the aggregate Beneficial Ownership of the transferring Stockholder), or (iii) as contemplated by the Equity Commitment Letters or the transactions contemplated thereby; provided, that in the case of clause (ii) or clause (iii), if such Transfer is to an entity under the control of such Stockholder, such Stockholder shall cause such entity, at the time of and as a condition to such Transfer, to execute and deliver to the Company a joinder providing that such transferee shall agree to be bound as a Stockholder under this Agreement (each such exception, a “Permitted Transfer”). Any Transfer (other than a Permitted Transfer) of Shares in breach or violation of this Agreement shall be void and of no force or effect. For the avoidance of doubt, the fact that a Stockholder’s Shares may be loaned by such Stockholder as part of customary securities lending arrangements shall constitute a Permitted Transfer and actions taken in connection therewith shall constitute a Permitted Encumbrance, so long as such Stockholder is entitled to vote any such loaned Shares at any stockholder meeting of the Company held prior to the Expiration Date (including by recalling such loaned Shares prior to the record date for such meeting as necessary, following which record date the Stockholder may again loan any or all of such Stockholder's Shares as part of customary securities lending arrangements). The Company hereby agrees to provide each Stockholder with at least twenty (20) calendar days’ advance notice of the record date for any stockholder meeting of the Company held before the Expiration Date.

(b)	In the event that any Stockholder acquires record ownership or Beneficial Ownership of Shares after the execution of this Agreement, such Stockholder shall promptly deliver to the Company a written notice indicating the number of such Shares acquired or received, and the number of Shares held by such Stockholder set forth on Exhibit A hereto will be deemed amended accordingly and such Shares shall automatically become subject to the terms of this Agreement.

3.            Agreement to Vote Shares.

(a)	At every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Company, each Stockholder (in such Stockholder’s capacity as such) agrees to, unconditionally and irrevocably, or to cause the holder of record on any applicable record date to, vote all Shares that are then-owned by such Stockholder, and, in each case, entitled to vote or act by written consent, to the extent not voted by the person(s) appointed under the Proxy Statement:

(i)            in favor of the approval of the Merger Agreement and the Merger;

(ii)         in favor of the approval of any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the approval of the Merger Agreement on the date on which such meeting is held;

(iii)      against approval of any proposal, transaction, agreement or action, without regard to the terms of such proposal, transaction, agreement or action, made in opposition to, in competition with, or inconsistent with the Merger Agreement, the Merger or the Transactions, in each case, unless otherwise consented to in writing by the Company or following a Change of Company Recommendation; and

(iv)        in favor of any other matter or action necessary or appropriate to or in furtherance of the consummation Merger Agreement or the Transactions.

(b)	In the event that a meeting of the stockholders of the Company is held, the Stockholder (i) shall, or shall cause the holder of record of the Shares on any applicable record date to, be present in person or by proxy at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum and (ii) shall cast, or cause to be cast, a vote with respect to its Shares in accordance with such procedures relating thereto so as to ensure that such vote is duly counted.

4.            No Adverse Act. Each Stockholder agrees that prior to any Expiration Date, except as expressly provided or permitted by this Agreement, the Stockholder shall not, without the prior written consent of the Company in its sole discretion, (a) enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with the terms of Section 3 or this Section 4, or (b) take or permit any other action that would in any way (i) make any representation or warranty of such Stockholder herein untrue or incorrect (except in the case of Section 7(c) for Permitted Transfers) or (ii) restrict, limit, interfere, prevent or disable such Stockholder from performing its obligations under this Agreement. Each Stockholder agrees that such Stockholder will not bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any Proceeding, in law or in equity, in any court or before any Governmental Entity which (x) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or (y) alleges that the execution and delivery of this Agreement by such Stockholder, either alone or together with any other voting agreements and proxies to be delivered in connection with the execution of the Merger Agreement, or the approval of the Merger Agreement by the Company Board, breaches any fiduciary duty of the Company Board or any member thereof.

5.            Agreement Not to Exercise Appraisal Rights. Each Stockholder shall not exercise, and hereby irrevocably and unconditionally waives, any statutory rights (including under Section 262 of the DGCL) to demand appraisal of any Shares that may arise in connection with the Merger.

6.            Irrevocable Proxy.

(a)	Solely in the event of a failure by the applicable Stockholder to act in accordance with such Stockholder’s obligations as to voting pursuant to Section 3, prior to the Expiration Date and without in any way limiting any Stockholder’s right to vote the Shares in its sole discretion on any other matters that may be submitted to a stockholder vote, consent or other approval, each Stockholder irrevocably grants to, and appoints, the Company, and any individual designated in writing by the Company, and each of them individually, as the Stockholder’s proxy and attorney-in-fact (with full power of substitution and including for purposes of Section 212 of the DGCL), for and in the name, place and stead of the Stockholder, to vote the Shares, or grant a consent or approval in respect of the Shares, in the manner contemplated by Section 3.

(b)	Each Stockholder hereby represents that any proxies heretofore given in respect of the Shares, if any, are revocable, and hereby revokes such proxies.

(c)	Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 6 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Each Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest in consideration of the Company entering into this Agreement and the Merger Agreement and may be revoked only under the circumstances set forth in the last sentence of Section 6(d). If during the term of this Agreement for any reason the proxy granted herein is not irrevocable, then such Stockholder agrees that it shall vote its Shares in accordance with Section 3 above as instructed by the Company in writing. Each Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with applicable Law.

(d)	Each Stockholder shall, upon written request by the Company, as promptly as practicable execute and deliver to the Company a separate written instrument or proxy that embodies the terms of this irrevocable proxy set forth in this Section 6 and is otherwise reasonably acceptable to the Company and such Stockholder. Notwithstanding the foregoing, the proxy and appointment granted hereby shall be automatically revoked, without any action by such Stockholder, upon the Expiration Date and the Company may terminate any proxy granted pursuant to this Section 6 at any time at its sole discretion by written notice to such Stockholder.

(e)	The Company hereby acknowledges and agrees that the proxy set forth in this Section 6 shall not be exercised to vote, consent or act on any matter except as specifically contemplated by Section 3 above and the Company agrees not to exercise the proxy granted herein for any purpose other than the purposes described in Section 3.

7.            Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants, severally (and not jointly) solely with respect to such Stockholder, to the Company as follows:

(a)	Power; Organization; Binding Agreement. Such Stockholder has full power and authority to execute and deliver this Agreement (including the irrevocable proxy granted pursuant to Section 6 of this Agreement), to perform the Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. Such Stockholder is duly organized, validly existing and in good standing (or equivalent) under the laws of its jurisdiction of formation. This Agreement has been duly executed and delivered by such Stockholder and, assuming this Agreement constitutes a valid and binding obligation of the Company, constitutes a valid and binding obligation of such Stockholder, enforceable against the Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b)	No Conflicts. None of the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder or the consummation by such Stockholder of the transactions contemplated hereby will (i) result in a violation or breach of any agreement to which such Stockholder is a party or by which the Stockholder may be bound, including any voting agreement or voting trust, (ii) violate any applicable Law or (iii) violate the certificate of incorporation, bylaws, operating agreement, limited partnership agreement or any equivalent organizational or governing documents of such Stockholder.

(c)	Ownership of Shares. Except as otherwise permitted in connection with Permitted Transfers, such Stockholder (i) is the Beneficial Owner of the Shares set forth opposite such Stockholder’s name on Exhibit A, all of which are free and clear of any Liens (other than Permitted Encumbrances), and (ii) no person (other than such Stockholder and any person under the control of such Stockholder) has a right to acquire any of the Shares held by such Stockholder.

(d)	Voting Power. Such Stockholder (or a person under the control of such Stockholder) has the requisite voting power, power of disposition, power to issue instructions with respect to the matters set forth herein, and power to agree to all of the matters set forth in this Agreement necessary to take all actions required under this Agreement, in each case with respect to all of the Shares held by such Stockholder (except as otherwise permitted in connection with Permitted Transfers), with no limitations, qualifications or restrictions on such rights (in each case other than Permitted Encumbrances), subject to applicable federal securities laws and those arising under the terms of this Agreement.

(e)	Reliance by Company. Such Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon such Stockholder’s execution, and delivery of this Agreement and the performance of such Stockholder’s obligations hereunder.

(f)	Consents and Approvals. The execution, delivery and performance of this Agreement by such Stockholder, and the consummation by such Stockholder of the transactions contemplated hereby, do not and will not (i) conflict with or violate any Law that is applicable to such Stockholder or by which any of its assets or properties is subject or bound or (ii) result in any breach or violation of, or constitute a default (or an event which with notice or lapse of time or both would become a default), or result in a right of payment or loss of a benefit under, or give rise to any right of termination, cancellation, amendment or acceleration of, any Contract, in each case of (i) and (ii) except as would not prevent or delay the performance by the Stockholder of the Stockholder’s obligations under this Agreement in any material respect. The execution, delivery and performance by such Stockholder of this Agreement, and the consummation by the Stockholder of the transactions contemplated hereby, require no action by or in respect of, or filing with, any Governmental Entity other than those filings that would not prevent or delay the performance by the Stockholder of the Stockholder’s obligations under this Agreement in any material respect.

(g)	Litigation. As of the date hereof, there are no Proceedings pending or, to the knowledge of such Stockholder, threatened against such Stockholder or any of its affiliates, or any Order to which such Stockholder or any of its affiliates is subject, except, in each case, for those that, individually or in the aggregate, would not reasonably be expected to prevent or delay the performance by the Stockholder of the Stockholder’s obligations under this Agreement in any material respect.

8.            Disclosure. Each Stockholder shall permit the Company to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that the Company determines to be necessary or desirable in connection with the Merger and the Transactions, such Stockholder’s identity and ownership of Shares and the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement.

9.            No Ownership Interest. Except as provided in this Agreement, nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to any Shares. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Shares shall remain vested in and belong to the Stockholders.

10.          Further Assurances. Subject to the terms and conditions of this Agreement, upon request of the Company, each Stockholder shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such Stockholder’s obligations under this Agreement.

11.          Stop Transfer Instructions; Legend. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, each Stockholder hereby authorizes the Company or its counsel to instruct the Company’s transfer agent to put in place a stop transfer order with respect to all of the Shares of such Stockholder held of record (and that this Agreement places limits on the voting and transfer of such Shares). At the request of the Company, each certificate or other instrument, if any, representing any Shares shall bear a legend that such Shares are subject to the provisions of this Agreement.

12.          Termination. This Agreement (including the irrevocable proxy granted pursuant to Section 6 of this Agreement), and all rights and obligations of the parties hereunder and thereunder, shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, nothing set forth in this Section 12 or elsewhere in this Agreement shall relieve either party hereto from liability, or otherwise limit the liability of either party hereto, for any intentional breach of this Agreement prior to such termination.

13.          Miscellaneous.

(a)	Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party hereto.

(b)	Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or transferred, in whole or in part, by operation of Law or otherwise by any of the parties hereto without the prior written consent of the other parties. Any assignment or transfer in violation of the preceding sentence shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.

(c)	Amendments; Waiver. Subject to applicable Law, this Agreement may not be amended except by an instrument in writing signed by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. No waiver of any of the provisions of this Agreement shall be effective unless it is in writing signed by the party making such waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

(d)	Specific Performance. The parties agree that irreparable damage would be caused to the Company in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties acknowledge and agree that the Company shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

(e)	Notices. All notices or other communications required or permitted hereunder shall be in writing, shall be sent by email of a .pdf attachment (providing confirmation of transmission), by reliable overnight delivery service (with proof of service) or by hand delivery, and shall be deemed to have been duly given (i) when delivered if delivered in person or when sent if sent by email (provided, that read receipt or delivery confirmation of receipt of the email or telephonic confirmation of email is obtained), (ii) on the third (3rd) Business Day after dispatch by registered or certified mail or (iii) on the next Business Day if transmitted by national overnight courier, in each case as follows (or at such other address for a party as shall be specified by like notice):

If to the Company:

Cubic Corporation
9333 Balboa Avenue
San Diego, CA 92123

Attention:	Bradley H. Feldmann
E-mail:	brad.feldmann@cubic.com

with a copy to:

Sidley Austin LLP
One South Dearborn Street
Chicago, IL 60603

Attention:	Brian J. Fahrney
Scott R. Williams

E-Mail:	bfahrney@sidley.com
swilliams@sidley.com

If to the Stockholders:

c/o Elliott Investment Management L.P.

Phillips Point, East Tower
777 South Flagler Drive, Suite 1000
West Palm Beach, FL 33401

Attention:	Jesse Cohn
E-mail:	jcohn@elliottmgmt.com

with a copy to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, NY 10166

Attention:	Richard J. Birns
E-mail:	rbirns@gibsondunn.com

(f)	No Third Party Beneficiaries. The parties hereto agree that their respective representations, warranties and covenants (if any) set forth in this Agreement are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder.

(g)	Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to the principles of conflicts of Law thereof that would require the application of the Laws of any other jurisdiction.

(h)	Consent to Jurisdiction; Waiver of Jury Trial.

(i)            Each of the parties irrevocably agrees that any Proceeding arising out of or relating to this Agreement brought by any other party or its successors or assigns shall be brought and determined in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall decline to accept jurisdiction over a particular matter, in which case, in any Delaware state or federal court within the State of Delaware), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such Proceeding arising out of or relating to this Agreement. Each of the parties agrees not to commence any Proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described in this Agreement. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process, and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding arising out of or relating to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the courts in the State of Delaware, as described in this Agreement, for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the Proceeding in any such court is brought in an inconvenient forum, (B) the venue of such Proceeding is improper or (C) this Agreement, or the subject matter of this Agreement, may not be enforced in or by such courts.

(ii)       EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER, (III) IT MAKES THE FOREGOING WAIVER VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS sECTION 13(h)(ii).

(i)	Entire Agreement; Acknowledgement Regarding the Confidentiality Agreement. This Agreement, the Confidentiality Agreement, the Equity Commitment Letter, the Limited Guarantee and the documents and instruments and other agreements contemplated herein constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter of this Agreement. The parties hereto acknowledge and agree that the execution and performance of this Agreement shall not itself terminate the Stockholders’ or any of their respective affiliates’ obligations under the Confidentiality Agreement.

(j)	Mutual Drafting; Interpretation. Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision. For purposes of this Agreement, whenever the context requires, the singular number shall include the plural, and vice versa. As used in this Agreement, the words “include” and “including,” and words of similar meaning, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and the Exhibits to this Agreement. The term “or” shall not be deemed to be exclusive. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(k)	Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such expense.

(l)	Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic delivery in .pdf format or through other electronic means shall be sufficient to bind the parties to the terms and conditions of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first above written.

CUBIC CORPORATION

By:	/s/ Bradley H. Feldmann
Name: Bradley H. Feldmann
Title: Chairman, President and Chief Executive Officer

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first above written.

ELLIOTT ASSOCIATES, L.P.

By:	Elliott Investment Management L.P., as attorney-in-fact

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

ELLIOTT INTERNATIONAL, L.P.

By:	Hambledon, Inc., its general partner

By:	Elliott Investment Management L.P., as attorney-in-fact

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

[Signature Page to Voting Agreement]

EXHIBIT A

Stockholder	Shares
Elliott Associates, L.P.	450,000
Elliott International, L.P.	1,050,000

A-1